United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2023 (March 31, 2023)

Gardiner Healthcare Acquisitions Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41185	86-2899992
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3107 Warrington Road Shaker Heights, Ohio 44120
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (216) 633-6708

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock, par value $0.0001 per share, and one redeemable warrant	GDNRU	The Nasdaq Stock Market LLC
Shares of common stock, par value $0.0001 per share	GDNR	The Nasdaq Stock Market LLC
Redeemable warrants	GDNRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 31, 2023, Gardiner Healthcare Acquisitions Corp. (the “Company”) issued an unsecured promissory note (the “Convertible Note”) to Moss Ridge PTY LTD (“Payee”), pursuant to which the Company borrowed the principal sum of $167,000 for costs, fees and expenses related to the Company’s operations, including those relating to the preparation, negotiation and consummation of an intended Business Combination (as defined below). All unpaid principal under the Convertible Note will be due and payable in full on the earlier of (i) June 27, 2023 (the “Maturity Date”) and (ii) the date on which the Company consummates an initial business combination (the “Business Combination”).

Pursuant to the terms of the Convertible Note, the Payee will have the option, at any time on or prior to the Maturity Date, to convert any amounts outstanding under the Convertible Note into warrants to purchase the Company’s shares of common stock, par value $0.0001 per share (“Common Stock”), at a conversion price of $1.00 per warrant, with each warrant entitling the holder to purchase one share Common Stock at a price of $11.50 per share, subject to the same adjustments applicable to the private placement warrants sold concurrently with the Company’s initial public offering.

A copy of the form of Convertible Note is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference, and the foregoing description of the Convertible Note is qualified in its entirety by reference thereto.

Sponsor Support Agreement

In connection with entering into the Convertible Note, on March 31, 2023, the Payee, Gardiner Healthcare Holdings, LLC, a Delaware limited liability company (“Gardiner Sponsor”), Chardan Gardiner LLC, a Delaware limited liability company (“Chardan Sponsor”), and CCMAUS Pty Ltd., an Australian company (together with the Gardiner Sponsor and Chardan Sponsor, the “Sponsors” and each, a “Sponsor” of the Company) entered into a Sponsor Support Agreement (the “Sponsor Support Agreement”), pursuant to which, among other things, the Sponsors agreed to assign and transfer to the Payee a certain number of shares of Common Stock owned by the Sponsors in accordance with the terms of such Sponsor Support Agreement, as an inducement for the Payee to make the loan.

A copy of the Sponsor Support Agreement is filed with this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference, and the foregoing description of the Sponsor Support Agreement is qualified in its entirety by reference thereto.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On March 31, 2023, Gardiner Healthcare Acquisitions Corp., a Delaware company (the “Company”) received a letter (the “Letter”) from the staff at The Nasdaq Global Market (“Nasdaq”) notifying the Company that, for the 30 consecutive trading days prior to the date of the Letter, the Company’s common stock, par value $0.0001 per share (the “common stock”), had traded at a value below the minimum $50,000,000 “Market Value of Listed Securities” (“MVLS”) requirement set forth in Nasdaq Listing Rule 5450(b)(2)(A), which is required for continued listing of the Company’s common stock on Nasdaq. The Letter is only a notification of deficiency, not of imminent delisting, and has no current effect on the listing or trading of the Company’s securities on Nasdaq.

In accordance with Nasdaq listing rule 5810(c)(3)(C), the Company has 180 calendar days, or until September 27, 2023, to regain compliance. The Letter notes that to regain compliance, the Company’s common stock must trade at or above a level such that the Company’s MVLS closes at or above $50,000,000 for a minimum of ten consecutive business days during the compliance period, which ends September 27, 2023. The Letter further notes that if the Company is unable to satisfy the MVLS requirement prior to such date, the Company may be eligible to transfer the listing of its securities to The Nasdaq Capital Market (provided that it then satisfies the requirements for continued listing on that market.

If the Company does not regain compliance by September 27, 2023, Nasdaq staff will provide written notice to the Company that its securities are subject to delisting. At that time, the Company may appeal any such delisting determination to a hearings panel.

The Company intends to actively monitor the Company’s MVLS between now and September 27, 2023, and may, if appropriate, evaluate available options to resolve the deficiency and regain compliance with the MVLS requirement. While the Company is exercising diligent efforts to maintain the listing of its securities on Nasdaq, there can be no assurance that the Company will be able to regain or maintain compliance with Nasdaq listing standards.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. The issuance of the Convertible Note, including any issuance of private placement warrants thereunder, was made in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
10.1	Form of Convertible Note.
10.2	Sponsor Support Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gardiner Healthcare Acquisitions Corp.

Date: April 6, 2023	By:	/s/ Marc F. Pelletier
Name: Marc F. Pelletier
Title: Chief Executive Officer